UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange
                           Act of 1934

Date of Report (Date of earliest event reported) August 24, 2004
                                                -----------------
                             SJW Corp.
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(Exact name of registrant as specified in its charter)

         California              1-8966            77-0066628
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)

    374 W. Santa Clara Street, San Jose, California     95196
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including
area code                                       (408) 279-7800
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                        Not Applicable
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    (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 7.01  Regulation FD Disclosure

     On August 24, 2004, SJW Corp. announced that on August 19, 2004, San Jose Water Company, its wholly owned subsidiary, received approval in its General Rate Case from the California Public Utilities Commission to increase rates.
     A copy of the Company?s press release is attached hereto as
     Exhibit 99.1.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  SJW Corp.
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August 25, 2004                   /s/ Angela Yip
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                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer


                        EXHIBIT INDEX

Exhibit
Number                  Description of Document
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99.1    Press Release issued by SJW Corp., dated August 24, 2004,
        announced that on August 19, 2004, San Jose Water Company
        (SJWC), its wholly owned subsidiary, received approval in its General Rate Case from the California Public
        Utilities Commission to increase rates.